EX-32.2

Certification pursuant to 18 U.S.C. Section 1350

INFe- Human Resources, Inc. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of INFe- Human Resources, Inc. on Form 10-KSB for the period ending November 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Arthur Viola, Chief Executive Officer of INFe-Human Resources, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of INFe-Human Resources, Inc.

/s/    John Rudy

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       John Rudy

       Chief Financial Officer

       March 14, 2008